                                                                    Exhibit 99.1
                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                          CASE NO.  03-51775  msj, 03-51776
                                                     msj, 03-51777 msj, 03-51778
       Diamond Multimedia Systems, Inc
       ReplayTV, Inc                          CHAPTER 11
       Sensory Science Corporation            MONTHLY OPERATING REPORT
                                              (GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS


    MONTH ENDED:  Jun-03                       PETITION DATE:   03/21/03

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of
    Accounting for the Debtor).

    Dollars reported in                           $1
                                                  --
                                                                        END OF           END OF       AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                     CURRENT MONTH    PRIOR MONTH        FILING
                                                                      -------------    -----------    --------------
    a.  Current Assets                                                $ 90,770,544     $ 88,883,374   $  167,641,723
                                                                      ------------     ------------
    b.  Total Assets                                                  $ 90,770,544     $ 88,883,374   $  171,565,518
                                                                      ------------     ------------   --------------
    c.  Current Liabilities                                           $  5,375,750     $  4,638,174   $  259,140,287
                                                                      ------------     ------------
    d.  Total Liabilities                                             $263,728,329     $263,605,247   $  283,757,820
                                                                      ------------     ------------
                                                                                                        CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                      -------------    -----------    --------------
    a.  Total Receipts                                                $  1,201,648     $  4,138,356   $   53,268,368
                                                                      ------------     ------------   --------------
    b.  Total Disbursements                                               $170,578     $  2,453,629   $   15,573,641
                                                                      ------------     ------------   --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)    $  1,031,070     $  1,684,727   $   37,694,727
                                                                      ------------     ------------   --------------
    d.  Cash Balance Beginning of Month                               $ 39,728,541     $ 38,043,814       $3,064,884
                                                                      ------------     ------------   --------------
    e.  Cash Balance End of Month (c + d)                             $ 40,759,611     $ 39,728,541   $   40,759,611
                                                                      ------------     ------------   --------------
                                                                      CURRENT MONTH    PRIOR MONTH     CUMULATIVE
                                                                                                      (CASE TO DATE)

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                    $    748,814    ($ 2,605,062)  ($   71,205,456)
                                                                      ------------     ------------   --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                       $    176,840     $   298,609
                                                                      ------------     ------------
6.  POST-PETITION LIABILITIES                                         $  5,375,750     $ 4,638,174
                                                                      ------------     ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)            $          0     $         0
                                                                      ------------     ------------
AT THE END OF THIS REPORTING MONTH:                                                          YES           NO
                                                                                             ---           --
8.  Have any payments been made on pre-petition debt, other than payments in the
    normal course to secured creditors or lessors? (if yes, attach listing                                  X
    including date of payment, amount of payment and name of payee)                    ------------   --------------

9.  Have any payments been made to professionals?  (if yes, attach listing             X (Exhibit 1)
    including date of payment, amount of payment and name of payee)                    ------------   --------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?            X
                                                                                       ------------   --------------

11. Have any payments been made to officers, insiders, shareholders, relatives?        X (Exhibit 2)
    (if yes, attach listing including date of payment, amount and reason for           ------------   --------------
    payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general liability?          X
                                                                                       ------------   --------------
13. Are a plan and disclosure statement on file?                                                           X
                                                                                       ------------   --------------
14. Was there any post-petition borrowing during this reporting period?                                    X
                                                                                       ------------   --------------
15. Check if paid: Post-petition taxes    X ;     U.S. Trustee Quarterly Fees   X   ;  Check if filing is current for:
    Post-petition tax reporting and tax
    returns:                              X .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

                                         _______________________________________
Date:_________________________           Responsible Individual


                                                                  Revised 1/1/98

                                  BALANCE SHEET

                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED 06/30/03


  ASSETS
                                                     FROM
                                                   SCHEDULES      MARKET VALUE
                                                   ---------      ------------
    CURRENT ASSETS

 1     Cash and cash equivalents - unrestricted                      $39,281,971
                                                                 ----------------
 2     Cash and cash equivalents - restricted                         $1,477,640
                                                                 ----------------
 3     Accounts receivable (net)                     A                  $176,840
                                                                 ----------------
 4     Inventory                                     B                  $495,000
                                                                 ---------------
 5     Prepaid expenses                                               $1,092,061
                                                                 ----------------
 6     Professional retainers



 7     Other:          UMC Investment @ FMV                          $48,247,032
               --------------------------------                  ----------------
 8     Patents                                                           unknown
       ----------------------------------------                  ----------------
 9         TOTAL CURRENT ASSETS                                      $90,770,544
                                                                 ----------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)

10     Real property                                 C                        $0
                                                                 ----------------
11     Machinery and equipment                       D                        $0
                                                                 ----------------
12     Furniture and fixtures                        D                        $0
                                                                 ----------------
13     Office equipment                              D                        $0
                                                                 ----------------
14     Leasehold improvements                        D                        $0
                                                                 ----------------
15     Vehicles                                      D                        $0
                                                                 ----------------
16     Other:                                        D
                       ------------------------                  ----------------
17                                                   D
       ----------------------------------------                  ----------------
18                                                   D
       ----------------------------------------                  ----------------
19                                                   D
       ----------------------------------------                  ----------------
20                                                   D
       ----------------------------------------                  ----------------
21         TOTAL PROPERTY AND EQUIPMENT                                       $0
                                                                 ----------------
    OTHER ASSETS

22     Loans to shareholders
                                                                 ----------------
23     Loans to affiliates
                                                                 ----------------
24
       ----------------------------------------                  ----------------
25
       ----------------------------------------                  ----------------
26
       ----------------------------------------                  ----------------
27

       ----------------------------------------                  ----------------
28         TOTAL OTHER ASSETS                                                 $0
                                                                 ----------------
29         TOTAL ASSETS                                              $90,770,544
                                                                 ================


      NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

       POST-PETITION

           CURRENT LIABILITIES


30                Salaries and wages                                                                          $8,334
                                                                                                     ---------------
31                Payroll taxes
                                                                                                     ---------------
32                Real and personal property taxes
                                                                                                     ---------------
33                Income taxes
                                                                                                     ---------------
34                Sales taxes
                                                                                                     ---------------
35                Notes payable (short term)
                                                                                                     ---------------
36                Accounts payable (trade)                                                      A        $1,326,853
                                                                                                     ---------------
37                Real property lease arrearage
                                                                                                     ---------------
38                Personal property lease arrearage
                                                                                                     ---------------
39                Accrued professional fees
                                                                                                     ---------------
40                Current portion of long-term post-petition debt (due within 12 months)
                                                                                                     ---------------
41                Other: Payable to acquirer of sold/discontinued product lines                          $4,040,563
                         --------------------------------------------------------------------        ---------------
42
                         --------------------------------------------------------------------        ---------------
43
                         --------------------------------------------------------------------        ---------------
44                TOTAL CURRENT LIABILITIES                                                              $5,375,750
                                                                                                     ---------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                     ---------------
46                TOTAL POST-PETITION LIABILITIES                                                        $5,375,750
                                                                                                     ---------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                Secured claims                                                                F                $0
                                                                                                     ---------------
48                Priority unsecured claims                                                     F                $0
                                                                                                     ---------------
49                General unsecured claims                                                      F                $0
                                                                                                     ---------------

50                TOTAL PRE-PETITION LIABILITIES                                                       $258,352,579
                                                                                                     ---------------

51                TOTAL LIABILITIES                                                                    $263,728,329
                                                                                                     ---------------
      EQUITY (DEFICIT)

52                Retained Earnings/(Deficit) at time of filing                                       ($644,469,546)
                                                                                                     --------------
53                Capital Stock                                                                       $419,094,388
                                                                                                     --------------
54                Additional paid-in capital                                                          $156,761,274
                                                                                                     --------------
55                Cumulative profit/(loss) since filing of case                                       ($71,205,456)
                                                                                                     --------------
56                Post-petition contributions/(distributions) or (draws)
                                                                                                     --------------
57
                  ---------------------------------------------------------------------------        --------------
58                Market value adjustment                                 (UMC mark to market)         ($33,138,445)
                                                                                                     --------------

59                                TOTAL EQUITY (DEFICIT)                                             ($172,957,785)
                                                                                                     --------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                            $90,770,544
                                                                                                     ===============


                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                 ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE          PAST DUE
                                              [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
                                              -----------------------      ---------------      ------------------

        0 -30 Days                                               $0           $1,326,853
                                              ----------------------       --------------
        31-60 Days                                          $56,732
                                              ----------------------       --------------
        61-90 Days                                          $90,705                                             $0
                                              ----------------------       --------------       ------------------
        91+ Days                                           $953,912
                                              ----------------------       --------------
        Total accounts receivable/payable                $1,101,349           $1,326,853
                                              ----------------------       ==============
        Allowance for doubtful accounts                    $924,509
                                              ----------------------
        Accounts receivable (net)                          $176,840
                                              ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
----------------------------------                                 ------------------
                                          INVENTORY(IES)
                                            BALANCE AT
                                           END OF MONTH            INVENTORY BEGINNING OF MONTH                        $495,000

                                                                   Add-
                                                                                                                     ----------
 Retail/Restaurants -                                                Net purchase
                                                                                                                     ----------
   Product for resale                            $495,000            Direct labor
                                       ------------------                                                            ----------
                                                                     Manufacturing overhead
                                                                                                                     ----------
 Distribution -                                                      Freight in
                                                                                                                     ----------
   Products for resale                                               Other:
                                       ------------------            -----------------------------                   ----------
                                                                                                                            $0
                                                                     -----------------------------                   ----------
 Manufacturer -
   Raw Materials
                                       ------------------
   Work-in-progress                                                Less -
                                       ------------------
   Finished goods                                                    Inventory End of Month                            $495,000
                                       ------------------                                                            ----------
                                                                     Shrinkage
                                                                                                                     ----------
 Other - Explain                                                     Personal Use
                                       ------------------                                                            ----------

 ---------------------------------
                                                                   Cost of Goods Sold                                       $0
 ---------------------------------                                                                                   ==========
     TOTAL                                       $495,000
                                       ==================

 METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS

 Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
      Yes      X                  No
          ------------       -------------
 How often do you take a complete physical inventory?              Valuation methods -
                                                                        FIFO cost                X
                                                                                               ------

   Weekly                                                               LIFO cost
                                                                                               ------
                     ---------------
   Monthly                                                              Lower of cost or market   X
                     ---------------                                                            ------
   Quarterly                                                            Retail method
                     ---------------                                                            ------
   Semi-annually                                                        Other
                     ---------------
   Annually          X                                                    Explain               ------
                     ---------------
Date of last physical inventory was         12/31/2002 0:00
                                            --------------------          -----------------------------------------------------

                                                                          -----------------------------------------------------
Date of next physical inventory is          n/a
                                            --------------------          -----------------------------------------------------

                                                                  Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

Description                              COST                         MARKET VALUE
-----------                              ----                         ------------

        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        Total                                          $0                          $0
                                         ================        ====================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                    COST                  MARKET VALUE
                                               ----                  ------------
Machinery & Equipment -
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        Total                                          $0                          $0
                                         ================        ====================

Furniture & Fixtures -

        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        Total                                          $0                          $0
                                         ================        ====================
Office Equipment -

        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        Total                                          $0                          $0
                                         ================        ====================
Leasehold Improvements -

        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        Total                                          $0                          $0
                                         ================        ====================
Vehicles -

        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        ------------------------         ----------------        --------------------
        Total                                          $0                          $0
                                         ================        ====================


                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS

                             (GENERAL BUSINESS CASE)

                          For the Month Ended 06/30/03

               CURRENT MONTH
------------------------------------------
                                                                                                       CUMULATIVE        NEXT MONTH
 ACTUAL           FORECAST        VARIANCE                                                            CASE TO DATE)       FORECAST
 ------           --------        --------                                                            -------------       --------

                                                 REVENUES:

        $0                             $0      1   Gross Sales                                            $7,242,256
-----------      --------      -----------                                                              -------------      ---
        $0                             $0      2   less: Sales Returns & Allowances                       $4,063,280
-----------      --------      -----------                                                              -------------      ---
        $0            $0               $0      3   Net Sales                                              $3,178,976       $0
-----------      --------      -----------                                                              -------------      ---
        $0                             $0      4   less: Cost of Goods Sold     (Schedule 'B')            $2,236,107
-----------      --------      -----------                                                              -------------      ---
        $0            $0               $0      5   Gross Profit                                             $942,869       $0
-----------      --------      -----------                                                              -------------      ---
                                       $0      6   Interest                                                       $0
-----------      --------      -----------                                                              -------------      ---
  $125,075                       $125,075      7   Other Income:                                            $275,301
-----------      --------      -----------                      ---------------------------------       ------------       ---
                                       $0      8                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
                                       $0      9                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
  $125,075            $0         $125,075     10       TOTAL REVENUES                                     $1,218,170       $0
-----------      --------      -----------                                                              -------------      ---
                                                 EXPENSES:

   $48,930                       ($48,930)    11   Compensation to Owner(s)/Officer(s)                      $312,295
-----------      --------      -----------                                                              -------------      ---
   $19,391                       ($19,391)    12   Salaries                                               $1,259,493
-----------      --------      -----------                                                              -------------      ---
                                       $0     13   Commissions                                                    $0
-----------      --------      -----------                                                              -------------      ---
   $15,229                       ($15,229)    14   Contract Labor                                           $122,287
-----------      --------      -----------                                                              -------------      ---
                                              15   Rent/Lease:
    $1,183                        ($1,183)             Personal Property                                      $8,533
-----------      --------      -----------                                                              -------------      ---
    $2,000                        ($2,000)    16       Real Property                                          $2,000
-----------      --------      -----------                                                              -------------      ---
  ($14,741)                       $14,741     17   Insurance                                              $2,398,834
-----------      --------      -----------                                                              -------------      ---
                                       $0     18   Management Fees                                                $0
-----------      --------      -----------                                                              -------------      ---
        $0                             $0     19   Depreciation                                             $159,065
-----------      --------      -----------                                                              -------------      ---
                                              20   Taxes:
    $5,453                        ($5,453)             Employer Payroll Taxes                               $294,946
-----------      --------      -----------                                                              -------------      ---
        $0                             $0     21       Real Property Taxes                                   $12,760
-----------      --------      -----------                                                              -------------      ---
        $0                             $0     22       Other Taxes                                            $2,915
-----------      --------      -----------                                                              -------------      ---
        $0                             $0     23   Other Selling                                            $931,305
-----------      --------      -----------                                                              -------------      ---
   $58,963                       ($58,963)    24   Other Administrative                                     $312,834
-----------      --------      -----------                                                              -------------      ---
        $0                             $0     25   Interest                                                 $777,750
-----------      --------      -----------                                                              -------------      ---
        $0                             $0     26   Other Expenses:     amortization                       $1,461,364
-----------      --------      -----------                            ---------------------------       -------------      ---
                                       $0     27                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
                                       $0     28                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
                                       $0     29                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
                                       $0     30                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
                                       $0     31                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
                                       $0     32                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
                                       $0     33                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
                                       $0     34                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---
  $136,408            $0        ($136,408)    35       TOTAL EXPENSES                                     $8,056,381       $0
-----------      --------      -----------                                                              -------------      ---
  ($11,333)           $0         ($11,333)    36 SUBTOTAL                                                ($6,838,211)      $0
-----------      --------      -----------                                                              -------------      ---
                                              37 REORGANIZATION ITEMS:
 ($295,600)                      $295,600          Professional Fees                                     ($2,463,894)
-----------      --------      -----------                                                              -------------      ---
                                       $0     38   Provisions for Rejected Executory Contracts                    $0
-----------      --------      -----------                                                              -------------      ---
    $3,526                         $3,526     39   Interest Earned on Accumulated Cash from                   $7,381
-----------      --------      -----------                                                              -------------      ---
                                                   Resulting Chp 11 Case                                          $0
                                                                                                        -------------
$1,062,971                     $1,062,971     40   Gain or (Loss) from Sale of Equipment                ($61,894,232)
-----------      --------      -----------                                                              -------------      ---

  ($10,750)                       $10,750     41   U.S. Trustee Quarterly Fees                              ($16,500)
-----------      --------      -----------                                                              -------------      ---

                                       $0     42                                                                  $0
-----------      --------      -----------       ------------------------------------------------       -------------      ---

  $760,147            $0         $760,147     43        TOTAL REORGANIZATION ITEMS                      ($64,367,245)      $0
-----------      --------      -----------                                                              -------------      ---

  $748,814            $0         $748,814     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES        ($71,205,456)      $0
-----------      --------      -----------                                                             -------------       ---
                                       $0     45   Federal & State Income Taxes
-----------      --------      -----------                                                              -------------      ---
  $748,814            $0         $748,814     46 NET PROFIT (LOSS)                                      ($71,205,456)      $0
===========      ========      ===========                                                              =============      ===

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                        0-30 DAYS  31-60 DAYS  61-90 DAYS     91+ DAYS   TOTAL
                                     ---------  ----------  ----------     --------  -------
FEDERAL
      Income Tax Withholding                                                             $0
                                     ---------  ----------  ----------     --------  ------

      FICA - Employee                                                                    $0
                                     ---------  ----------  ----------     --------  ------

      FICA - Employer                                                                    $0
                                     ---------  ----------  ----------     --------  ------

      Unemployment (FUTA)                                                                $0
                                     ---------  ----------  ----------     --------  ------

      Income                                                                             $0
                                     ---------  ----------  ----------     --------  ------

      Other (Attach List)                                                                $0
                                     ---------  ----------  ----------     --------  ------

TOTAL FEDERAL TAXES                        $0          $0           $0           $0      $0
                                     ---------  ----------  ----------     --------  ------
STATE AND LOCAL

      Income Tax Withholding                                                             $0
                                     ---------  ----------  ----------     --------  ------

      Unemployment (UT)                                                                  $0
                                     ---------  ----------  ----------     --------  ------

      Disability Insurance (DI)                                                          $0
                                     ---------  ----------  ----------     --------  ------

      Empl. Training Tax (ETT)                                                           $0
                                     ---------  ----------  ----------     --------  ------

      Sales                                                                              $0
                                     ---------  ----------  ----------     --------  ------

      Excise                                                                             $0
                                     ---------  ----------  ----------     --------  ------

      Real property                                                                      $0
                                     ---------  ----------  ----------     --------  ------

      Personal property                                                                  $0
                                     ---------  ----------  ----------     --------  ------

      Income                                                                             $0
                                     ---------  ----------  ----------     --------  ------

      Other (Attach List)                                                                $0
                                     ---------  ----------  ----------     --------  ------

TOTAL STATE & LOCAL TAXES                  $0          $0           $0           $0      $0
                                     ---------  ----------  ----------     --------  ------

TOTAL TAXES                                $0          $0           $0           $0      $0
                                    ==========  ==========  ==========     ========  ======



                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH                                    CLAIMED      ALLOWED
CLASSIFICATION -                                              AMOUNT      AMOUNT (B)
----------------                                              ------      ----------
      Secured claims  (a)                                     ------      ---------
      Priority claims other than
      taxes                                                   ------      ---------
      Priority tax claims                                     ------      ---------
      General unsecured claims                                ------      ---------


      (a)   List total amount of claims even it under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                            ACCOUNT 1   ACCOUNT 2    ACCOUNT 3    ACCOUNT 4
                                            ---------   ---------    ---------    ---------
Bank
Account Type                                ---------   ---------    ---------    ---------
Account No.                                 ---------   ---------    ---------    ---------
Account Purpose                             ---------   ---------    ---------    ---------
Balance, End of Month                       ---------   ---------    ---------    ---------
Total Funds on Hand for all Accounts         $0
                                            =========


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.




                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED

                                                         Actual                Cumulative
                                                      Current Month          (Case to Date)
                                                      -------------          --------------

    CASH RECEIPTS
1    Rent/Leases Collected
                                                      -------------          --------------
2    Cash Received from Sales                                    $0
                                                      -------------          --------------
3    Interest Received                                           $0
                                                      -------------          --------------
4    Borrowings
                                                      -------------          --------------
5    Funds from Shareholders, Partners, or
     Other Insiders
                                                      -------------          --------------
6    Capital Contributions
                                                      -------------          --------------
7
     --------------------------------------           -------------          --------------
8
     --------------------------------------           -------------          --------------
9
     --------------------------------------           -------------          --------------
10
     --------------------------------------           -------------          --------------
11
     --------------------------------------           -------------          --------------

12    TOTAL CASH RECEIPTS                                        $0                      $0
                                                      -------------          --------------

    CASH DISBURSEMENTS

13   Payments for Inventory                                       0
                                                      -------------          --------------
14   Selling                                                     $0
                                                      -------------          --------------
15   Administrative                                              $0
                                                      -------------          --------------
16   Capital Expenditures
                                                      -------------          --------------
17   Principal Payments on Debt
                                                      -------------          --------------
18   Interest Paid                                               $0
                                                      -------------          --------------
     Rent/Lease:
19    Personal Property
                                                      -------------          --------------
20    Real Property
                                                      -------------          --------------
     Amount Paid to Owner(s)/Officer(s)
                                                      -------------          --------------
21    Salaries
                                                      -------------          --------------
22    Draws
                                                      -------------          --------------
23    Commissions/Royalties
                                                      -------------          --------------
24    Expense Reimbursements
                                                      -------------          --------------
25    Other
                                                      -------------          --------------
26   Salaries/Commissions (less employee
      withholding)
                                                      -------------          --------------
27   Management Fees
                                                      -------------          --------------
     Taxes:
28    Employee Withholding
                                                      -------------          --------------
29    Employer Payroll Taxes
                                                      -------------          --------------
30    Real Property Taxes
                                                      -------------          --------------
31    Other Taxes
                                                      -------------          --------------
32   Other Cash Outflows:
33
     --------------------------------------           -------------          --------------
34
     --------------------------------------           -------------          --------------
35
     --------------------------------------           -------------          --------------
36
     --------------------------------------           -------------          --------------
37
     --------------------------------------           -------------          --------------
38    TOTAL CASH DISBURSEMENTS:                                  $0                      $0
                                                      -------------          --------------
39  NET INCREASE (DECREASE) IN CASH                              $0                      $0
                                                      -------------          --------------
40  CASH BALANCE, BEGINNING OF PERIOD
                                                      -------------          --------------

41  CASH BALANCE, END OF PERIOD                                  $0                      $0
                                                      =============          ==============

                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                           FOR THE MONTH ENDED 06/30/03

   CASH FLOWS FROM OPERATING ACTIVITIES                                                     ACTUAL              CUMULATIVE
                                                                                        CURRENT MONTH         (CASE TO DATE)
                                                                                        -------------         --------------
1     Cash Received from Sales                                                               $176,447             $6,045,124
                                                                                        -------------         --------------
2     Rent/Leases Collected                                                                                               $0
                                                                                        -------------         --------------
3     Interest Received                                                                                                   $0
                                                                                        -------------         --------------
4     Cash Paid to Suppliers                                                                       $0             $1,539,489
                                                                                        -------------         --------------
5     Cash Paid for Selling Expenses                                                          $30,003               $819,373
                                                                                        -------------         --------------
6     Cash Paid for Administrative Expenses                                                  $268,635               $450,190
                                                                                        -------------         --------------
      Cash Paid for Rents/Leases:
                                                                                                              --------------
7      Personal Property                                                                           $0                $28,009
                                                                                        -------------         --------------
8      Real Property                                                                               $0                $29,009
                                                                                        -------------         --------------
9     Cash Paid for Interest                                                                                              $0
                                                                                        -------------         --------------
10    Cash Paid for Net Payroll and Benefits                                                 $112,388             $1,480,185
                                                                                        -------------         --------------
      Cash Paid to Owner(s)/Officer(s)                                                                                    $0
                                                                                                              --------------
11     Salaries                                                                               $46,846               $310,211
                                                                                        -------------         --------------
12     Draws                                                                                                              $0
                                                                                        -------------         --------------
13     Commissions/Royalties                                                                                              $0
                                                                                        -------------         --------------
14     Expense Reimbursements                                                                                             $0
                                                                                        -------------         --------------
15     Other                                                                                                              $0
                                                                                        -------------         --------------
      Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                                     $0
                                                                                                              --------------
16     Employer Payroll Tax                                                                    $5,453               $158,955
                                                                                        -------------         --------------
17     Employee Withholdings                                                                                              $0
                                                                                        -------------         --------------
18     Real Property Taxes                                                                                                $0
                                                                                        -------------         --------------
19     Other Taxes                                                                                 $0                $22,712
                                                                                        -------------         --------------
20    Cash Paid for General Expenses                                                          $70,209               $676,563
                                                                                        -------------         --------------
21     Rebates                                                                                     $0               $600,459
                                                                                        -------------         --------------
22
     -------------------------------------------------------                            -------------         --------------
23
     -------------------------------------------------------                            -------------         --------------
24
     -------------------------------------------------------                            -------------         --------------
25
     -------------------------------------------------------                            -------------         --------------
26
     -------------------------------------------------------                            -------------         --------------
27     NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS         ($357,087)              ($70,031)
                                                                                        -------------         --------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28    Interest Received on Cash Accumulated Due to Chp 11 Case                                 $3,526                 $7,381
                                                                                        -------------         --------------
29    Professional Fees Paid for Services in Connection with Chp 11 Case                      $35,000             $2,248,208
                                                                                        -------------         --------------
30    U.S. Trustee Quarterly Fees                                                                  $0                 $5,750
                                                                                        -------------         --------------
31A   KERP/PTO & Severance payments                                                                $0             $3,000,000
                                                                                        -------------         --------------

31B   Net cash (received)/paid related to sold/discontinued product lines                 ($1,018,525)           ($4,823,049)
     -------------------------------------------------------                            -------------         --------------
32     NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $987,051              ($423,528)
                                                                                        -------------         --------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS              $629,964              ($493,559)
                                                                                        -------------         --------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34    Capital Expenditures                                                                                                $0
                                                                                        -------------         --------------
35    Proceeds from Sales of Capital Goods due to Chp 11 Case                                  $3,150            $42,392,814
                                                                                        -------------         --------------
36                                                                                                                        $0
     -------------------------------------------------------                            -------------         --------------
37     NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                        $3,150            $42,392,814
                                                                                        -------------         --------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38    Net Borrowings (Except Insiders)                                                                                    $0
                                                                                        -------------         --------------
39    Net Borrowings from Shareholders, Partners, or Other Insiders                                                       $0
                                                                                        -------------         --------------
40    Capital Contributions                                                                                               $0
                                                                                        -------------         --------------
41    Principal Payments (inc June refund of cancelled letter of credit holdbacks)          ($397,956)            $4,204,528
                                                                                        -------------         --------------
42                                                                                                                        $0
     -------------------------------------------------------                            -------------         --------------
43     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $397,956            ($4,204,528)
                                                                                        -------------         --------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  $1,031,070            $37,694,727
                                                                                        -------------         --------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                      $39,728,541             $3,064,884
                                                                                        -------------         --------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                            $40,759,611            $40,759,611
                                                                                        =============         ==============


                                                                  Revised 1/1/98

SONICblue Inc.                                                         Exhibit 1
Payments for Professional Fees

Vendor
Alliant                                $35,000   6/25/2003

SONICblue Inc.                                                         Exhibit 2
Payments to Officers                   regular Salary
Name                                   6/13/2003       6/27/2003      Total
Gershon, David
Smith, Marcus                          $20,000.00      $20,000.00     $40,000.00
--------------------------------------------------------------------------------
Total
================================================================================